UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 18, 2007

Veridigm, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30536	22-3530573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17383 Sunset Boulevard, Pacific Palisades, CA	90272
(Address)	(Zip Code)

Registrant's telephone number, including area code: 1 888 646 5677

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisitions or Dispositions of Assets.

On February 14, 2008, Veridigm, Inc. definitively agreed to acquire one hundred percent of the assets and liabilities of Dinostar Inc., (Nevada). Dinostar Inc. was previously a special project company.  The Company owns knowledge and business planning acumen in the end-to-end manufacturing methods and marketing of specialist items. Its previous market place was specialist corporate and industrial use. The Definitive Acquisition calls for the Company to issue five million (5,000,000) new common shares (par $0.0001) of restricted stock to the Seller (s) of the Dinostar equity.

The Definitive Agreement is attached as Exhibit 10.1 and incorporated herein.  For additional information, please see the press release, incorporated herein as exhibit 99.1.

Item 3.02 – Unregistered Sales of Securities

On December 18, 2007, the Company’s majority shareholders voted unanimously and resolved to consolidate the common stock of the Company by reverse splitting the common stock at a ratio of 809:1. The Company’s stock was effectively reverse split on January 9, 2008. The resulting CUSIP number for the Company’s common stock is 92342L – 206.

On December 14, 2007, the Company issued to Officers and Directors; 247,219 and 220,025 investment shares of common stock (par $0.0001). These shares vote 0.11% and 0.1% respectively.

Name and address

Number of Shares

Percentage

Title of Class

of beneficial owner

beneficially owned

of Fully Diluted

Common                            FBO Alise Mills                      (247,219)                          (0.11%)

                                          Coquitlam, BC.  V3B 2P5

Common                            FBO Rowland J. Mosser           220,025                             0.10%

                                           Lucerne, California

Common                            Gary P. Freeman                    5,000,000                             2.27%

                                           Walnut Creek CA 94598

Preferred                            BC0718806  LTD                  1,342,000                           60.94%

                                          Vancouver BC V6C 1A4

--------------------------------------------------------------------------------------------------------------------

                                      All Officers and Directors acting as a group                          63.31%

Preferred                            ICON Research Inc                   400,000                           18.16%

                                           Lake worth FLA 33467

Preferred                            Aiden Demographics Corp       400,000                            18.16%

                                           New Castle DE 19720

-------------------------------------------------------------------------------------------------------------------

                         Total                                           99.74%

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a)  (1) Previous Independent Accountant

(i)         On January 30, 2008, independent auditor, Michael Moore, CPA (Moore) resigned as auditor.

(ii)          Moore reviewed the Registrant’s unaudited financial statements for the period ended September 30, 2007.  There were no adverse opinions, disclaimers of opinion nor were they modified as to uncertainty, review scope or accounting principles.

(iii)

Subsequently, on or about January 2, 2008, it was brought to Moore’s attention that material misrepresentations may have been made by previous management regarding certain liabilities.

(iv)

On January 10, 2008 Moore asked for an explanation or clarification of the matter, with a deadline for response.  None was forthcoming.

(v)

On January 21, 2008, Moore sent previous management a follow up letter requesting the Company file an 8K for non reliance regarding the 9/30/2007 10QSB Form.

(vi)

On January 30, 2008, Moore resigned.

(vii)

The Board of Directors accepted the resignation of Moore on January 30, 2008

(viii)

Moore has not advised the Company of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a) (1) (v)

(2)

New Independent Accountants

The company is negotiating to retain the services of a new independent auditor.

(b)

No conditions in paragraphs (b)(1) through (b)(3) of this Item exist to report.

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company believes that significant material misrepresentations were made by former Officer (s) and Director (s). The misrepresentations and incorrect warranties regarding the Company’s debt was misrepresented to attorneys, auditors, investors and the Securities and Exchange Commission by the certification required by Rule 13a-14(b) or Rule 15d-14(b) and section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350.  As a result, management is re-evaluating the Company’s internal control over financial reporting to ensure compliance with all applicable requirements related to the preparation and disclosure of the Company’s financial information.

On November 19, 2007, the Company filed Form 10QSB for the period ended September 30, 2007 with the Securities and Exchange Commission, in which a line item refers to “Forgiveness of Debt” and was explained in Note 3 of the Condensed Financial Statements as follows:

FORGIVENESS OF DEBT

During the three months ended September 30, 2007 the Company determined that various liabilities accrued in its financial statements would not be paid as the former officers of the Company could not properly document the existence of the obligations. The liabilities were removed from the books as of September 30, 2007 and recorded as a gain on forgiveness of debt.

Management and former Officer(s) and Director (s) are unable to provide prima fascia evidence of the debt Holder (s) partial or full forgiveness or Cancellation of Debt (COD) pursuant to the specified liabilities principal or accrued interest. Cancellation of debt is a taxable income event under the principles set forth in IRC Section 61(a)(12). Absent exception, COD at the corporation level may give rise to income which would ultimately pass through as ordinary income. Corporate tax attributes and/or asset basis may require reduction by an amount equal to the unrecognized COD income. In the event that the Company lacks tax attributes or the amount of excluded COD income exceeds available attributes, it may be necessary to reduce the basis of the corporate assets. Reduction of asset basis can have unexpected, near-term tax consequences. Section 108 provides a variety of exceptions to the general rule of Section 62(a)(12), most notably Section 108(a) which excludes COD income to the extent of insolvency.

Upon complete due diligence of the aforementioned ‘various liabilities’ as presented to current management and the Board, the Company has determined that the forgiveness of debt is materially incorrect and misrepresented the Company’s correct financial position.

The Company will work with its non-convertible, subordinated debt Holder (s) until resolution of the principal and accrued interest is matriculated, mutually agreeable and ratified. The Company intends to file a 10K Omnibus Year End 2007 inclusive of consolidated, audited financial statements.

Item 5.01 – Changes in Control of Registrant

On December 10, 2007, pursuant to the Company’s agreement with BC 0718806 Ltd and for cash loaned to the Company by BC 0718806 Ltd and services rendered to the Company pursuant to the exclusive consultancy agreement as consideration to the Company, consultants and investors received ratified issuance Resolutions, corporate sealed Certificate of Designations and preferred shares of Veridigm Inc. in the amounts of 1,342,000, 400,000, and 400,000 shares (par $0.0001).

Pursuant to the Certificate of Designation, as of February 15, 2008, these Preferred shares vote approximately 61%, 18% and 18% respectively or 97% in aggregate on a fully diluted basis.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment and Ratification of Principal Officers.

The Company hereby ratifies Gary P. Freeman as President and Chief Financial Officer. The Company hereby ratifies Mr. Rowland Mosser, Secretary and Director of Veridigm. In addition to his current role, Mr. Rowland Mosser will continue to act as Executive Vice-President of Corporate Affairs for the Company. A J Jamani serves as non-executive Chairman of the Company.

The Company confirms that Jeffery Flammang and Christopher Cella who had previously served as Officers and Directors of the Company in 2005 & 2006, were hired as independent executive consultants in November 2007. These Consultants have now been terminated from their respective agreements as of February 20, 2008. The Company will negotiate in good faith to resolve and supersede any and all previous agreements of settlement or memorandum of understanding between Flammang/Cella and the Company to a full and final settlement.

The Company confirms that the following executives, consultants or advisors no longer serve the Company in any capacity: Alise G. Mills (a.k.a Alissa Mills), Dr. Paul Castillo, Jeffery Eng, Kim Lem, Jeffery Flammang, and Christopher Cella.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 6, 2007 the Company adopted and approved updated By-Laws pursuant to the State of Delaware.

The updated By-Laws are attached as Exhibit 3.2 and incorporated herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit list:

Exhibit 3.2   – Amended Bylaws

Exhibit 10.1 – Definitive Acquisition Agreement

Exhibit 16.1 – Letter of Former Accountant

Exhibit 99.1 – Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 28, 2008

Veridigm, Inc.

/s/ Gary P. Freeman

_______________________________

Gary P. Freeman

President and CFO